UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2017

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 13, 2017, Cancer Genetics, Inc. (the “Company”) announced the appointment of Igor Gitelman, CPA, MBA, age 41, as the Company’s new principal accounting officer (Chief Accounting Officer). The appointment follows a departure of Victor Cross, who vacated the position for family reasons unrelated to the Company or his performance. Mr. Cross was promoted to this position on January 6, 2017.

Prior to joining the Company, Mr. Gitelman served as an AVP of Finance and Tax at clinical diagnostic laboratory, BioReference Laboratories, Inc., from October 2005 to October 2016. During this time, Mr. Gitelman held various positions of increasing responsibility managing the company’s internal audit function, SEC financial reporting, tax and corporate finance functions as well as leading the finance team through numerous mergers and acquisitions while managing the organic growth that BioReference experienced in this time-period. Prior to that role, Mr. Gitelman was a senior manager of tax and financial reporting at Gucci Group from May 2003 to May 2005 where he managed all aspects of the company’s tax planning, compliance and audits on federal, state and international levels as well as the company’s tax accounting function. Mr. Gitelman worked as a senior intermediate accountant at UBS Painewebber from May 2000 to April 2003, and, prior to that position, Mr. Gitelman worked as an associate at PricewaterhouseCoopers, LLP from May 1998 to July 1999 serving as a consultant on various clients from July 1999 to May 2000. Mr. Gitelman holds a BBA and an MBA degree in accounting form Pace University’s Lubin School of Business. Mr. Gitelman is a Certified Public Accountant.

Mr. Gitelman is a highly competent financial manager with a long track record of enterprise wide profitability maximization, business acumen and building shareholder value. The Company believes he will be a valuable addition to our senior leadership team and beneficial in supporting the Company’s continued growth.

Pursuant to the terms of his offer letter, Mr. Gitelman will receive an annual base salary of $190,000 and is eligible for an annual cash bonus of up to 15% of his base salary. It is anticipated that Mr. Gitelman will receive 15,000 stock options which will vest in equal monthly increments over the subsequent 48 calendar months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ Panna L. Sharma
	Name:	Panna L. Sharma
	Title:	President and Chief Executive Officer

By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	Chief Operating Officer and Executive Vice President, Finance (Principal Financial Officer)

By:	/s/ Igor Gitelman
	Name:	Igor Gitelman
	Title:	Chief Accounting Officer (Principal Accounting Officer)

Date: February 16, 2017